UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2014, the Board of Directors of The Hanover Insurance Group, Inc. (“THG” or the “Company”) approved The Hanover Insurance Group 2014 Long-Term Incentive Plan (the “2014 Stock Plan”), the Chaucer Share Incentive Plan (the “Chaucer SIP”), and The Hanover Insurance Group 2014 Employee Stock Purchase Plan (the “2014 ESPP”), each of which were subject to approval by THG’s shareholders. On February 18, 2014, the Compensation Committee of the Board of Directors of THG approved The Hanover Insurance Group 2014 Executive Short-Term Incentive Compensation Plan (the “2014 STIC Plan”), subject to approval by THG’s shareholders. As reported in Item 5.07 of this Current Report on Form 8-K, on May 20, 2014 THG held its annual meeting of shareholders, and at the annual meeting THG’s shareholders adopted the 2014 Stock Plan, the Chaucer SIP, the 2014 ESPP and the 2014 STIC Plan.

The Hanover Insurance Group 2014 Long-Term Incentive Plan

The 2014 Stock Plan is intended to provide a source for granting THG’s key employees (including executive officers) and directors with equity and equity-based awards. A summary of the material terms and conditions of the 2014 Stock Plan and awards contemplated thereunder are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2014 (the “Proxy Statement”), under “Item II — Approval of The Hanover Insurance Group 2014 Long-Term Incentive Plan”, which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2014 Stock Plan, which was filed as Annex I to the Proxy Statement and is incorporated herein by reference.

At its meeting on May 20, 2014, the Compensation Committee of the Board of Directors approved forms of equity award agreements for use under the 2014 Stock Plan. The forms of non-qualified stock option agreement, performance-based restricted stock unit agreement and restricted stock unit agreement are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

The Chaucer Share Incentive Plan

The Chaucer SIP is a benefit plan established by Chaucer Holdings PLC, a U.K.-domiciled subsidiary of THG, to provide qualifying Chaucer employees and certain of its eligible subsidiaries with the opportunity to acquire THG Common Stock on a U.K. tax-advantaged basis. The Chaucer SIP was previously approved by HM Revenue & Customs, the U.K. tax authority, and was previously operated as a sub-plan under the Company’s 2006 Long-Term Incentive Plan. A summary of the material terms and conditions of the Chaucer SIP and awards contemplated thereunder are described in the Proxy Statement under “Item III — Approval of The Chaucer Share Incentive Plan”, which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the Chaucer SIP, which was filed as Annex II to the Proxy Statement and is incorporated herein by reference.

The Hanover Insurance Group 2014 Employee Stock Purchase Plan

The purpose of the 2014 ESPP is to enable eligible employees of THG and certain of its subsidiaries to purchase shares of THG Common Stock. The 2014 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. A summary of the material terms and conditions of the 2014 ESPP and awards contemplated thereunder are described in the Proxy Statement under “Item IV — Approval of The Hanover Insurance Group 2014 Employee Stock Purchase Plan”, which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2014 ESPP, which was filed as Annex III to the Proxy Statement and is incorporated herein by reference.

The Hanover Insurance Group 2014 Executive Short-Term Incentive Compensation Plan

The 2014 STIC Plan is a short-term executive compensation plan that is intended to motivate participating executives to achieve pre-established corporate and other performance goals that are critical to the Company’s business. The 2014 STIC Plan is also intended to tie a participating executive’s goals and interests to those of the

Company and its shareholders and to enable the Company to attract and retain highly qualified executives. A summary of the material terms and conditions of the 2014 STIC Plan and awards contemplated thereunder are described in the Proxy Statement under “Item V — Approval of The Hanover Insurance Group 2014 Executive Short-Term Incentive Compensation Plan”, which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2014 STIC Plan, which was filed as Annex IV to the Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

THG held its annual meeting of shareholders on May 20, 2014. At that meeting, THG’s shareholders elected (i) Richard H. Booth, David J. Gallitano and Wendell J. Knox to serve as directors until the 2017 annual meeting of shareholders and until their successors are duly elected and qualified; (ii) Michael P. Angelini and Karen C. Francis to serve as directors until the 2016 annual meeting of shareholders and until their successors are duly elected and qualified; and (iii) Robert J. Murray to serve as a director until the 2015 annual meeting of shareholders and until his successor is duly elected and qualified. At the annual meeting, THG’s shareholders also (1) approved the 2014 Stock Plan, (2) approved the Chaucer SIP, (3) approved the 2014 ESPP, (4) approved the 2014 STIC Plan, (5) approved an advisory vote on executive compensation, and (6) ratified the appointment of PricewaterhouseCoopers LLP as THG’s independent registered public accounting firm for 2014.

For more information regarding the 2014 Stock Plan, the Chaucer SIP, the 2014 ESPP and the 2014 STIC Plan, see Item 5.02 above.

The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

Item 1 – Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael P. Angelini	34,035,215	859,896	141,313	2,504,284
Richard H. Booth	34,810,338	85,429	140,657	2,504,284
Karen C. Francis	34,798,742	92,860	144,822	2,504,284
David J. Gallitano	34,800,542	95,096	140,786	2,504,284
Wendell J. Knox	34,052,679	842,764	140,981	2,504,284
Robert J. Murray	33,943,634	951,818	140,972	2,504,284

Item 2 – Approval of The Hanover Insurance Group 2014 Long-Term Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,436,500	5,426,926	172,998	2,504,284

Item 3 – Approval of the Chaucer Share Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,296,660	1,555,147	184,617	2,504,284

Item 4 – Approval of The Hanover Insurance Group 2014 Employee Stock Purchase Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,515,194	1,349,893	171,337	2,504,284

Item 5 – Approval of The Hanover Insurance Group 2014 Executive Short-Term Incentive Compensation Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,498,374	1,347,964	190,086	2,504,284

Item 6 – Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,302,967	540,223	193,234	2,504,284

Item 7 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
36,435,228	945,268	160,212

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed herewith:

Exhibit No.	Description

10.1	The Hanover Insurance Group 2014 Long-Term Incentive Plan, previously filed as Annex I to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

10.2	Form of Non-Qualified Stock Option Agreement under The Hanover Insurance Group, Inc. 2014 Long-Term Incentive Plan. Filed herewith.

10.3	Form of Performance-Based Restricted Stock Unit Agreement under The Hanover Insurance Group, Inc. 2014 Long-Term Incentive Plan. Filed herewith.

10.4	Form of Restricted Stock Unit Agreement under The Hanover Insurance Group, Inc. 2014 Long-Term Incentive Plan. Filed herewith.

10.5	The Chaucer Share Incentive Plan, previously filed as Annex II to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

10.6	The Hanover Insurance Group 2014 Employee Stock Purchase Plan, previously filed as Annex III to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

10.7	The Hanover Insurance Group 2014 Executive Short-Term Incentive Compensation Plan, previously filed as Annex IV to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: May 20, 2014	By:	/s/ J. Kendall Huber
J. Kendall Huber
Executive Vice President,
General Counsel

Exhibit Index

Exhibit No.	Description

10.1	The Hanover Insurance Group 2014 Long-Term Incentive Plan, previously filed as Annex I to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

10.2	Form of Non-Qualified Stock Option Agreement under The Hanover Insurance Group, Inc. 2014 Long-Term Incentive Plan. Filed herewith.

10.3	Form of Performance-Based Restricted Stock Unit Agreement under The Hanover Insurance Group, Inc. 2014 Long-Term Incentive Plan. Filed herewith.

10.4	Form of Restricted Stock Unit Agreement under The Hanover Insurance Group, Inc. 2014 Long-Term Incentive Plan. Filed herewith.

10.5	The Chaucer Share Incentive Plan, previously filed as Annex II to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

10.6	The Hanover Insurance Group 2014 Employee Stock Purchase Plan, previously filed as Annex III to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

10.7	The Hanover Insurance Group 2014 Executive Short-Term Incentive Compensation Plan, previously filed as Annex IV to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 3, 2014 and incorporated herein by reference.

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